Inventories	12 Months Ended
Dec. 31, 2018
Inventories
Inventories

Note 4 - Inventories

The following table is a summary of inventories at the end of each year:

	December 31,
(Millions of dollars)	2018	2017
At lower of LIFO cost or market:
Hogs and materials	$361	$313
Fresh pork and materials	36	28
LIFO adjustment	(58)	(31)
Total inventories at lower of LIFO cost or market	339	310
At lower of FIFO cost and net realizable value:
Grains, oilseeds and other commodities	229	253
Sugar produced and in process	17	38
Other	81	90
Total inventories at lower of FIFO cost and net realizable value	327	381
Grain, flour and feed at lower of weighted average cost and net realizable value	149	89
Total inventories	$815	$780

The use of the LIFO method for certain inventories of the Pork segment decreased net earnings $20 million ($16.87 per common share) and $6 million ($5.40 per common share) for the years ended December 31, 2018 and 2017, respectively. Net earnings increased $5 million ($3.92 per common share) for the year ended December 31, 2016. If the FIFO method had been used for all inventories of the Pork segment, inventories would have been higher $58 million and $31 million as of December 31, 2018 and 2017, respectively. The LIFO valuation reserve activity for 2018, 2017 and 2016 is as follows:

	Balance at	Increase	Balance at
(Millions of dollars)	beginning of year	(decrease)	end of year
Reserve for LIFO Valuation:
Year Ended December 31, 2018	$31	27	$58
Year Ended December 31, 2017	$21	10	$31
Year Ended December 31, 2016	$28	(7)	$21